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                                                                    EXHIBIT 10.2


                             CONTRIBUTION AGREEMENT


         THIS CONTRIBUTION AGREEMENT (the "Agreement") is entered into as of this 20th day of August, 1999, among Manheim Auctions, Inc., a Delaware corporation ("Manheim"), ADP, Inc., a Delaware corporation ("ADP"), Trader Publishing Company, a Virginia general partnership ("Trader"), AutoConnect, L.L.C., a Delaware limited liability company (the "Company"), TPI, Inc., a Delaware corporation ("Cox"), and LTM Company, L.P., a Virginia limited partnership ("Landmark").

                                    RECITALS:

         A. The Company was formed by Manheim and ADP in 1997 in order to provide consumer shopping and information services over the Internet to buyers and sellers of automobiles and other vehicles.

         B. In connection with such formation, Manheim and ADP each made certain contributions and services commitments to the Company pursuant to an Operating Agreement dated as of December 18, 1997 (the "Initial Operating Agreement").

         C. Trader provides similar consumer shopping and information services to buyers and sellers of automobiles and other vehicles and merchandise both through print publications and over the Internet (such service for buyers and sellers of Automobiles over the Internet, the "Online Automotive Business").

         D. Cox and Landmark, as the only partners of Trader, desire to cause Trader to contribute and license to the Company certain assets related to Trader's Online Automotive Business, become Members of the Company, and for Trader to enter into certain relationships with respect to its print publications and other businesses (including its businesses on the Internet).

         E. Manheim and ADP desire to admit Cox and Landmark as Members pursuant to the Amended and Restated Limited Liability Company Agreement attached as Exhibit A (the "Restated LLC Agreement"), and all such Members desire to restate or establish, as applicable, the services commitments between the Company and each of Manheim, ADP and Trader.

         In consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       DEFINED TERMS

All capitalized terms that are not defined herein shall have the meanings set forth in Schedule 1 to this Agreement.


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2.       COVENANTS AND UNDERTAKINGS

         2.1. Contribution and License of Assets. Subject to the terms and conditions set forth in this Agreement, Trader hereby agrees to:

                  (a) Contribution. Contribute, transfer, assign and deliver to the Company at the Closing, free and clear of any claims, liabilities, mortgages, liens, pledges, charges or encumbrances of any nature whatsoever, the following assets related to the Online Automotive Business (the "Contributed Assets"):

                           (i) The Automotive Data on Trader's Automotive Pages
as of the Closing Date.

                           (ii) All rights, title and interest of Trader under,
and existing goodwill associated with, contracts and insertion orders (the "Dealer Contracts") to provide web site development, hosting and maintenance services (the "Dealer Web Site Services") to Automobile dealers. ("Dealer Contracts" specifically excludes any Excluded General Contract, defined below, that may relate to Dealer Web Site Services.)

                           (iii) All rights, title and interest, including the
rights to receive fees and other payments, related to, and existing goodwill associated with, Dealer Web Site Services under the Dealer Contracts which relate to services rendered after the Closing Date.

                           (iv) A copy of Trader's books and records related to
Dealer Contracts and Dealer Web Site Services.

                           (v) The contracts listed on Schedule 2.1 (certain
data distribution, data hosting, re-sale, advertising (liner/text ads), and other contracts related to the Automotive Pages) (the "Assigned General Contracts").

     The foregoing notwithstanding, to the extent that any Assigned General Contract is not capable of being sold, assigned, transferred, delivered or subleased without the waiver or consent of any third person (including a government or governmental unit) and such waiver or consent is not obtained at or prior to the Closing Date, then this Agreement and any assignment executed pursuant hereto pertaining to such contract or agreement, to the extent permitted by law, shall constitute an equitable assignment by Trader to the Company of all of Trader's rights, benefits, title and interest in and to such contract or agreement (except to the extent such rights relate to periods prior to Closing), and where necessary or appropriate, the Company shall be deemed to be Trader's agent for the purpose of completing, fulfilling and discharging all of Trader's rights, obligations and liabilities arising after the Closing Date under such contract or agreement and such contracts and agreements shall continue to be deemed "Assigned General Contracts" for purposes hereof. The Company and Trader shall work cooperatively to obtain any necessary third party waiver or consent to the Assigned General Contracts, with Trader sending the requisite notices of assignment promptly after Closing.

                  (b) License. Enter into a license agreement in the form attached to this Agreement as Exhibit B (the "License Agreement") related to the use of the names, service marks



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and trademarks "Auto Trader" and "autotrader.com" (the "Trademark License") in connection with the Company's Business (as defined in the Restated LLC Agreement) and Trader's rights to the URLs http://www.autotrader.com and http://www.automart.com (the "Licensed Domain Names") and certain other rights (collectively with the Trademark License and the license to the Licensed Domain Names, the "License", and the rights so licensed, the "Licensed Rights").

         2.2. Excluded Assets. Notwithstanding anything contained in this Agreement to the contrary, Trader shall only be obligated to contribute the Contributed Assets and license the Licensed Rights, and all other assets and properties of Trader are specifically excluded from the Contributed Assets and Licensed Rights, including, without limitation, the contracts listed on Schedule
2.2 (the "Excluded General Contracts" and collectively with the Assigned General Contracts, the "General Contracts"), cash and any payments due under the Dealer Contracts or General Contracts relating to any time on or prior to the Closing.

         2.3. Valuation of Contributed Assets and License. The Members acknowledge and agree that for the purposes of valuing Trader's contribution to the Company and the initial capital accounts of Cox and Landmark, the fair market value of the Contributed Assets and the License shall be deemed to be $43,333,333.

         2.4. Consideration and Issuance. In consideration of the contribution and delivery of the Contributed Assets contemplated by Section 2.1 and the consummation of the other transactions contemplated by this Agreement, at Closing, the Company will issue to each of Cox and Landmark 250,000 Class A Units of the Company (the "Contribution Units") and the Members will execute and deliver the Restated LLC Agreement in furtherance of Cox's and Landmark's admission as Members. On the basis of the capitalization schedule attached as
Schedule 2.4, the Contribution Units shall reflect an aggregate percentage interest in the Company of 25.84% immediately after the Closing (assuming the assignment by Cox of 18,634 of its Contribution Units to KPCB Holdings, Inc., as nominee, pursuant to the Cox/KPCB Assignment, defined below).

         2.5. Assumption of Certain Liabilities and Obligations; Excluded Liabilities. The Company agrees that from and after the Closing, it shall assume and pay, discharge and perform (a) all the obligations and liabilities of Trader to advertisers, insofar as such obligations and liabilities relate to the provision of advertising on the Automotive Pages after the Closing, (b) all the obligations and liabilities of Trader under the Dealer Contracts and Assigned General Contracts arising after the Closing, (c) all trade accounts payable and accrued expenses related to Trader's Online Automotive Business, insofar as such payables and expenses relate to the provision of Dealer Web Site Services or services that would have been provided on the Automotive Pages after the Closing, and (d) the Accrued Payroll Liabilities of the Transferred Employees. All other obligations and liabilities of Trader, including, without limitation, any obligations under the Dealer Contracts and Assigned General Contracts relating to any time on or prior to the Closing, and any Employee Plan, Compensation Arrangement, Multi-employer Plan or employment or collective bargaining agreement of Trader, shall remain and be the obligations and liabilities solely of Trader. Other than as specified herein, the Company shall assume no liabilities or obligations of Trader.



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3.       REPRESENTATIONS AND WARRANTIES OF TRADER

Trader represents and warrants to the Company, Manheim, ADP and their respective successors and assigns that the statements contained in this Article 3 are correct and complete as of the date of this Agreement. Whenever a statement is qualified by "knowledge" of Trader, such knowledge means the actual knowledge of Trader's executive officers.

         3.1. Organization, Standing and Authority. Trader is a partnership duly formed and validly existing under the laws of the Commonwealth of Virginia. Trader has all requisite power and authority (a) to execute, deliver and perform this Agreement and all Related Agreements; and (b) to consummate the transactions contemplated hereby and thereby.

         3.2. Authorization and Binding Obligation. All action on the part of Trader and its Board of Directors and partners necessary for the authorization, execution, delivery and performance by Trader of this Agreement and all Related Agreements has been taken. This Agreement has been duly executed and delivered by Trader, and this Agreement and the Related Agreements constitute or will constitute, when duly executed and delivered, the valid and legally binding obligations of Trader, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles.

         3.3. Absence of Conflicting Agreements. Subject to obtaining the Trader Consents by the Closing Date, the execution, delivery and performance of this Agreement and the Related Agreements by Trader and the consummation of the transactions contemplated hereby (with or without the giving of notice, the lapse of time, or both): (a) will not conflict with any provision of the Joint Venture Agreement of Trader; (b) will not, to Trader's knowledge, conflict with, result in a breach of, or constitute a default under, any applicable law, rule or regulation or any applicable judgment, order, ordinance, injunction or decree of any court or governmental instrumentality; and (c) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any of the contracts included in the Contributed Assets or directly related to the Licensed Rights, or, to Trader's knowledge, any other material agreement, instrument, franchise, certificate, license or permit to which Trader is a party or may be bound or by which the Contributed Assets or the Licensed Rights are affected.

         3.4. Contracts. Schedule 3.4 contains a list (including memoranda of oral contracts) of all the Dealer Contracts and Assigned General Contracts. All of the Dealer Contracts and Assigned General Contracts are in full force and effect and are valid and binding upon Trader and enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles. There is not under any Dealer Contract or Assigned General Contract any material default by Trader, or to the knowledge of Trader, any other party thereto, or any event which, after notice or lapse of time, or both, would constitute such a default.



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Each Dealer Contract and Assigned General Contract identified on Schedule 3.4 as an oral contract, if any, is, to Trader's knowledge, terminable at will by Trader or its assignee with no penalty, fee or further obligation of any kind associated with such termination.

         3.5. Consents. Except for the Consents listed in Schedule 3.5, no consent, approval or authorization of, or declaration to or filing with any governmental or regulatory authority or any other third party is required to permit Trader to assign or transfer the Contributed Assets to or to enter into the License Agreement or to consummate the transactions contemplated hereby.

         3.6. Compliance with Laws. Trader is presently operating and has in the past operated its business so as to comply in all material respects with all applicable statutes, ordinances, rules, regulations, laws and orders of any federal, state or local governmental authority.

         3.7. Employee Benefit Plans. Except for the Accrued Payroll Liabilities described on Schedule 3.7, Trader does not have any Employee Plans or Compensation Arrangements as to which the Company will be required to make any contributions or with respect to which the Company shall have any obligation or liability whatsoever, after the Closing.

         3.8. Taxes. Trader has filed or will file all requisite federal, state, local and other Tax Returns, and has paid or will pay all Taxes due under such Tax Returns, which, if not filed or paid, could result in the imposition of any lien or encumbrance on or against the Contributed Assets or Licensed Rights. As of the Closing Date, Trader shall have filed or will file all such Tax Returns due for all fiscal periods ended on or before the Closing Date (except any such Tax Returns for which the filing date has been extended in accordance with normal extension procedures or for which such extension period has not expired), and shall have paid all Taxes due under such Tax Returns.

         3.9. Claims and Legal Actions. Except as set forth in Schedule 3.9 and except for any investigations or rule-making proceedings generally affecting the Internet industry, there is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, decree or judgment, in progress or pending, or to the knowledge of Trader, threatened against or relating to any of the Contributed Assets or Licensed Rights.

         3.10. Title to Contributed Assets. Trader has the valid right to contribute or provide to the Company the Automotive Data that is included among the Contributed Assets. The Dealer Contracts to be assigned to the Company hereunder are all of the contracts through which Trader's Online Automotive Business has provided Dealer Web Site Services immediately prior to the Closing.

4.       REPRESENTATIONS AND WARRANTIES OF MANHEIM

Manheim represents and warrants to the Company, ADP, Trader and their respective successors and assigns that the statements contained in this Article 4 are correct and complete as of the date of this Agreement:



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         4.1. Organization, Standing and Authority. Manheim is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Manheim has all requisite corporate power and authority (a) to execute, deliver and perform this Agreement and all Related Agreements; and
(b) to consummate the transactions contemplated hereby and thereby.

         4.2. Authorization and Binding Obligation. All corporate action on the part of Manheim and its Board of Directors and stockholders necessary for the authorization, execution, delivery and performance by it of this Agreement and the Related Agreements has been taken. This Agreement has been duly executed and delivered by Manheim, and this Agreement and the Related Agreements constitute or will constitute, when duly executed and delivered, the valid and legally binding obligations of Manheim, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles.

         4.3. Absence of Conflicting Agreements. The execution, delivery and performance of this Agreement and the Related Agreements by Manheim and the consummation of the transactions contemplated hereby (with or without the giving of notice, the lapse of time, or both): (a) will not conflict with any provision of the Certificate of Incorporation or Bylaws of Manheim; (b) will not conflict with, result in a breach of, or constitute a default under, any applicable law, rule or regulation or, to the knowledge of Manheim, any applicable judgment, order, ordinance, injunction or decree of any court or governmental instrumentality; and (c) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any material agreement, instrument, franchise, certificate, license or permit to which Manheim is a party or may be bound.

         4.4. Consents. No consent, approval or authorization of, or declaration to or filing with any governmental or regulatory third party is required to permit Manheim to consummate the transactions contemplated hereby.

5.       REPRESENTATIONS AND WARRANTIES OF ADP

ADP represents and warrants to the Company, Manheim, Trader and their respective successors and assigns that the statements contained in this Article 5 are correct and complete as of the date of this Agreement:

         5.1. Organization, Standing and Authority. ADP is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. ADP has all requisite corporate power and authority (a) to execute, deliver and perform this Agreement and all Related Agreements; and (b) to consummate the transactions contemplated hereby and thereby.



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         5.2. Authorization and Binding Obligation. All corporate action on the part of ADP and its Board of Directors and stockholders necessary for the authorization, execution, delivery and performance by it of this Agreement and the Related Agreements has been taken. This Agreement has been duly executed and delivered by ADP, and this Agreement and the Related Agreements constitute or will constitute, when duly executed and delivered, the valid and legally binding obligations of ADP, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles.

         5.3. Absence of Conflicting Agreements. The execution, delivery and performance of this Agreement and the Related Agreements by ADP and the consummation of the transactions contemplated hereby (with or without the giving of notice, the lapse of time, or both): (a) will not conflict with any provision of the Certificate of Incorporation or Bylaws of ADP; (b) will not conflict with, result in a breach of, or constitute a default under, any applicable law, rule or regulation or, to the knowledge of ADP, any applicable judgment, order, ordinance, injunction or decree of any court or governmental instrumentality; and (c) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any material agreement, instrument, franchise, certificate, license or permit to which ADP is a party or may be bound.

         5.4. Consents. No consent, approval or authorization of, or declaration to or filing with any governmental or regulatory third party is required to permit ADP to consummate the transactions contemplated hereby.

6.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company makes the representations and warranties to Trader, Cox, Landmark and their successors and assigns that are made by the Company to ATC Holdings, Inc. ("ATCHI") in the separate Unit Purchase Agreement dated as of the date hereof (the Unit Purchase Agreement") to which ATCHI and the Company are parties. Each such representation and warranty is incorporated by reference herein and shall apply as if fully set forth herein, provided that (a) each reference to Purchase Units shall be deemed in this Agreement to refer to the Contribution Units, (b) each reference to this "Agreement" and the "Related Agreements" shall be deemed to be a reference to this Agreement and the Related Agreements, as each is defined hereunder, (c) each reference to the Subscription Closing shall be deemed in this Agreement to refer to the Closing, (d) Schedule
4.4 shall be deemed in this Agreement to refer to Schedule 6 to this Agreement and (e) each other defined term shall be deemed to have the meaning given to it in the Unit Purchase Agreement and each such representation and warranty shall be limited as to survivability as provided in the Unit Purchase Agreement.

7.       ADDITIONAL COVENANTS

         7.1. Cooperation. The parties shall cooperate fully with each other and their respective counsel and accountants in connection with any actions required to be taken as part of their



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respective obligations under this Agreement, and the parties shall execute such other documents as may be reasonably necessary and desirable to the implementation and consummation of the transactions contemplated hereby and to fulfill their obligations hereunder.

         7.2. Fees and Expenses. Except as otherwise provided in this Agreement, each party shall pay its own expenses incurred in connection with the authorization, preparation, execution and performance of this Agreement, including all fees and expenses of counsel, accountants, agents and other representatives.

         7.3. Brokers. Each of the parties represents and warrants to the other that neither it nor any person or entity acting on its behalf has incurred any liability for any finders' or brokers' fees or commissions in connection with the transactions contemplated by this Agreement.

         7.4. Bulk Sales Law. The parties hereto waive compliance with the requirements, if any, of Article 6 of the Uniform Commercial Code of each state where Contributed Assets are located.

         7.5. Employee Matters.

                  (a) Prior to Closing, the Company will offer employment to each of the Trader employees listed on Schedule 7.5(a) (the "Transferred Employees").

                  (b) Except to the extent mutually agreed to by the Members, Trader shall retain full responsibility and liability for offering and providing "continuation coverage" to any "qualified beneficiary" who is covered by a "group health plan" sponsored, maintained or contributed to by Trader and who has experienced a "qualifying event" or is receiving such "continuation coverage" on or prior to the Closing Date. Continuation coverage, qualified beneficiary, qualifying event and group health plan shall have the meanings given such terms under Section 4980B of the Code and Section 601 et seq. of ERISA.

                  (c) Notwithstanding the foregoing, nothing in this Agreement shall, or shall be deemed to, create any rights in favor of any person not a party hereto or to constitute an employment agreement or condition of employment for any employee of Trader or the Company. No provisions of this Section 7.5 shall be construed to create any right with respect to any employee to continued employment with the Company.

         7.6. Tax Matters. Trader agrees to pay and, notwithstanding any disclosure of potential tax liabilities made by Trader, to indemnify, reimburse, and hold harmless the Company, Manheim and ADP and their respective successors from and against any and all Taxes of Trader payable with respect to, and any and all claims, liabilities, losses, damages, costs and expenses (including without limitation court costs and reasonable professional fees incurred in the investigation, defense or settlement of any claims covered by this indemnity) (herein referred to as "Indemnifiable Tax Damages"), arising out of or in any manner incident, relating or attributable to Taxes of Trader payable with respect to, or Tax Returns required to be filed by Trader and arising in any taxable year (or other applicable reporting period) ("Reporting Period") of Trader ending on or before the Closing Date. Trader shall be entitled to any credits or refunds of Taxes arising



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in any Reporting Period of Trader ending on or before the Closing Date. The
Company shall cause the amount of any credits or refunds of Taxes to which Trader is entitled under this Section 7.6, but which are received by or credited to the Company after the Closing Date, to be paid to Trader within ten business days following such receipt or crediting, provided that Trader shall reimburse the Company or its successors to the extent of any required subsequent repayment of, or reduction in, the amount of such credits or refunds of Taxes so received or credited.

         7.7. Notice of Assignment of Dealer Contracts. On or before such date following the Closing as Trader and the Company shall agree, Trader shall send notices of contract assignment to each of the other parties to the Dealer Contracts identified on Schedule 3.4. Trader shall consult with the Company regarding the form and content of such notices of assignment before sending any such notices.

         7.8. Access to Financial Statements. In the event that the Company determines that it is required to provide financial statements related to the contribution of the Contributed Assets in order to comply with federal or state securities law requirements, Trader shall furnish, or cause to be furnished, to the Company such access to Trader personnel, accountants and information as the Company may reasonably request in order to prepare audited financial statements (including a balance sheet and statements of income and cash flows) related to the business represented by the Contributed Assets for such fiscal year periods and unaudited financial statements for all interim periods as may be specified under applicable provisions of Rules 3-01 and 3-02 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"). In connection with the foregoing, Trader agrees to provide the Company and its representatives and auditors with reasonable access during normal business hours to Trader's financial and accounting records. In addition, Trader shall direct its independent certified public accountants to cooperate with the Company for purposes of compiling all available financial information that is requested by the Company or the Company's accountants (and to assist the Company in its efforts to develop such information) and that is required in order to comply with federal or state securities law requirements. The Company shall pay or absorb all fees, costs and expenses related to Trader's compliance with the foregoing covenants including, without limitation, the fees, costs and expenses of any accountants engaged by the Company to audit the financial statements and the fees, costs and expenses of Trader's accountants. Notwithstanding anything to the contrary set forth herein, the Company shall use its best efforts to limit the necessity for such financial statements and scope thereof (e.g., the Company shall solicit opinions concerning the applicability of the SEC S-X rules, the time periods required to be covered, if any, and the propriety of using limited special purpose reports in lieu of full financial statements) and to limit the disruption caused to Trader's business by such audit. Trader shall have no liability to the Company if the SEC declines to permit the Company to include in its securities filings the statements/reports that are prepared. Trader also hereby disclaims any liability to third parties arising out of the Company's use of any such statements/reports in securities filings.

         7.9. Name Change. Immediately after Closing, the Company shall file an amendment to its Certificate of Formation in order to effect the legal change in its name to "AutoTrader.com, LLC."



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         7.10. Excluded General Contracts; Termination. For each Excluded
General Contract where the Company has a pre-existing contractual relationship with the third party to such contract, the Company and Trader shall jointly notify such third party that the Excluded General Contract with it has been excluded from the transaction contemplated hereunder and will be terminated, replaced and superseded by such party's existing contract with (or a new contract with) the Company. For each Excluded General Contract where the Company does not have a pre-existing contractual relationship with the third party, Trader will notify the third party of the termination of the of the contract; Trader and the Company will work cooperatively to identify means by which the liability arising out of such termination can be minimized.

8.       CONDITIONS TO CLOSING

         8.1. Conditions to Obligations of Manheim to Close. The obligation of Manheim to consummate the Closing of the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived, in whole or in part, by Manheim; provided, however, that in the event that any or all of such conditions are waived, such waiver shall be only for purposes of closing the transactions contemplated hereby, and shall not serve to waive any claims that the waiving party may have against the other hereunder.

                  (a) Representations and Warranties. All representations and warranties of Trader, ADP and the Company contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time.

                  (b) Covenants and Conditions. Trader, ADP and the Company shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

                  (c) Consents. Each of the material Consents listed on Schedule 3.5, if any, shall have been duly obtained and delivered to the Company with no material adverse conditions imposed by such Consent.

                  (d) Deliveries. Trader and ADP shall have made or stand willing and able to make all the deliveries to the Company set forth in Sections
9.2 and 9.4.

                  (e) Licensed Rights. Trader shall be authorized to enter into the License Agreement, and no proceeding shall be pending the effect of which would be to revoke, cancel, fail to renew, suspend or modify adversely any of the material Licensed Rights.

                  (f) No Action or Other Proceeding Pending. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transactions contemplated hereby, if such action, proceeding, investigation,



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regulation or legislation, in the reasonable judgment of Manheim, would make it inadvisable to consummate such transactions.

         8.2. Conditions to Obligation of ADP to Close. The obligation of ADP to consummate the Closing of the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived, in whole or in part, by ADP; provided, however, that in the event that any or all of such conditions are waived, such waiver shall be only for purposes of closing the transactions contemplated hereby, and shall not serve to waive any claims that the waiving party may have against the other hereunder.

                  (a) Representations and Warranties. All representations and warranties of Manheim, Trader and the Company contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time.

                  (b) Covenants and Conditions. Manheim, Trader and the Company shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

                  (c) Consents. Each of the material Consents listed on Schedule 3.5, if any, shall have been duly obtained and delivered to the Company with no material adverse conditions imposed by such Consent.

                  (d) Deliveries. Trader, Manheim and the Company shall have then made or stand willing and able to make all of the deliveries to the Company set forth in Sections 9.2, 9.3 and 9.5.

                  (e) Licensed Rights. Trader shall be authorized to enter into the License Agreement, and no proceeding shall be pending the affect of which would be to revoke, cancel, fail to renew, suspend, or modify adversely any of the material Licensed Rights.

                  (f) No Action or Other Proceeding Pending. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transactions contemplated hereby, if such action, proceeding, investigation, regulation or legislation, in the reasonable judgment of ADP, would make it inadvisable to consummate such transactions.

         8.3. Conditions to Obligation of Trader to Close. The obligation of Trader to consummate the Closing of the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived, in whole or in part, by Trader; provided, however, that in the event that any or all of such conditions are waived, such waiver shall be only for purposes of closing the transactions contemplated hereby, and shall not serve to waive any claims that the waiving party may have against the other hereunder.

                  (a) Representations and Warranties. All representations and warranties of Manheim, ADP and the Company contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time.

                  (b) Covenants and Conditions. Manheim, ADP and the Company shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

                  (c) Deliveries. Manheim, ADP and the Company shall have made or stand willing and able to make all the deliveries to Trader set forth in Sections 9.3, 9.4 and 9.5.

                  (d) No Action or Other Proceeding Pending. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transactions contemplated hereby, if such action, proceeding, investigation, regulation or legislation, in the reasonable judgment of Trader, would make it inadvisable to consummate such transactions.

                  (e) Identification of Continuing Related-Party Agreements. The Company shall have identified, in the Schedules to the representations and warranties made under Article 6, all of its existing agreements (whether written or oral) with Manheim, ADP or their affiliates that will continue after Closing or with respect to which the Company will have continuing obligations or liabilities after Closing.

                  (f) KPCB Closing. All conditions to the closing of the transaction contemplated under that certain Unit Purchase Agreement attached hereto as Exhibit D-1 among the Company, KPCB Holdings, Inc., as nominee ("KPCB"), and the other parties named therein shall have been satisfied and such transaction, including the assignment to KPCB by Cox of 18,634 of the Contribution Units acquired by Cox hereunder (the "Cox/KPCB Assignment"), shall close contemporaneously with or immediately after the Closing.

         8.4. Conditions to Obligations of the Company to Close.

                  (a) Conditions to Obligations of the Company to Close. The obligation of the Company to consummate the Closing of the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived, in whole or in part, by the Company; provided, however, that in the event that any or all of such conditions are waived, such waiver shall be only for purposes of closing the transactions contemplated hereby, and shall not serve to waive any claims that the waiving party may have against the other hereunder.

                  (b) Representations and Warranties. All representations and warranties of Trader and ADP contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time.

                  (c) Covenants and Conditions. Trader and ADP shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

                  (d) Consents. Each of the material Consents listed on Schedule
3.5 shall have been duly obtained and delivered to the Company with no material adverse conditions imposed by such Consent.

                  (e) Deliveries. Trader and ADP shall have made or stand willing and able to make all the deliveries to the Company set forth in Sections
9.2 and 9.4.

                  (f) Licensed Rights. Trader shall be authorized to enter into the License Agreement, and no proceeding shall be pending the effect of which would be to revoke, cancel, fail to renew, suspend or modify adversely any of the material Licensed Rights.

                  (g) No Action or Other Proceeding Pending. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transactions contemplated hereby, if such action, proceeding, investigation, regulation or legislation, in the reasonable judgment of the Company, would make it inadvisable to consummate such transactions.

9.       CLOSING AND CLOSING DELIVERIES

         9.1. Closing. The Closing shall occur on August __, 1999 or such other date as the parties shall mutually agree (the "Closing Date"), but in no event later than _______________, 1999 and shall be held at the offices of Dow, Lohnes & Albertson, PLLC, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, commencing at 9:00 a.m. local time, or at such other time and place as the Members may mutually agree. Notwithstanding the actual time the following deliveries are made on the Closing Date, the parties hereto agree that the Closing shall be effective and deemed for all purposes to have occurred as of 11:59 p.m. local time on the Closing Date.

         9.2. Deliveries by Trader. Prior to or on the Closing Date, Trader shall deliver to Manheim, ADP and the Company the following, in form and substance reasonably satisfactory to Manheim, ADP and their counsel:

                  (a) Transfer Documents. Duly executed transfer documents which shall be sufficient to deliver good title to, or the valid right to use, the Contributed Assets in the name of the Company free and clear of any claims, liabilities, mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

                  (b) Officer's Certificate. A certificate dated as of the Closing Date, executed by the President or Vice President of Trader, certifying that: (i) the representations and warranties of Trader contained in this Agreement are true and complete in all material respects (except for changes contemplated by this Agreement); and (ii) Trader has performed all of its obligations and complied with all of its covenants set forth in this Agreement to be performed or complied with by it in all material respects on or prior to the Closing Date.

                  (c) License Agreement. A duly executed License Agreement.

                  (d) Data Contribution Agreement. A duly executed Data Contribution Agreement between Trader and the Company in the form attached as Exhibit C.

                  (e) Restated LLC Agreement. A duly executed Restated LLC Agreement with all exhibits thereto, including the Certificate of Incorporation, Bylaws, Stockholders' Agreement and the Registration Rights Agreement (the "LLC Agreement Exhibits").

         9.3. Deliveries by Manheim. Prior to or on the Closing Date, Manheim shall deliver to Trader, ADP and the Company the following, in form and substance reasonably satisfactory to Trader, ADP and their counsel:

                  (a) Officer's Certificate. A certificate dated as of the Closing Date, executed by the President or Vice President of Manheim, certifying that: (i) the representations and warranties of Manheim contained in this Agreement are true and complete in all material respects (except for changes contemplated by this Agreement); and (ii) Manheim has performed all of its obligations and complied with all of its covenants set forth in this Agreement to be performed or complied with by it in all material respects on or prior to the Closing Date.

                  (b) Manheim Data Contribution Agreement. A duly executed Manheim Data Contribution Agreement in the form attached as Exhibit E.

                  (c) Unit Purchase Agreement. A duly executed Unit Purchase Agreement.

                  (d) Restated LLC Agreement. A duly executed Restated LLC Agreement with the LLC Agreement Exhibits attached.

                  (e) Manheim/Trader Letter Agreements. A duly executed Manheim/Trader letter agreement in the form attached as Exhibit F and a second Manheim/Trader letter agreement in the form attached as Exhibit F-1.

         9.4. Deliveries by ADP. Prior to or on the Closing Date, ADP shall deliver to Trader, Manheim and the Company the following, in the form and substance reasonably satisfactory to Manheim, Trader and their counsel:

                  (a) Officer's Certificate. A certificate dated as of the Closing Date, executed by the President or Vice President of ADP, certifying that: (i) the representations and warranties of ADP contained in this Agreement are true and complete in all material respects (except for changes contemplated by this Agreement); and (ii) ADP has performed all of its obligations and complied with all of its covenants set forth in this Agreement to be performed or complied with by it in all material respects on or prior to the Closing Date.

                  (b) Service Agreement. A duly executed ADP Data Contribution Agreement in the form attached as Exhibit G.

                  (c) Unit Purchase Agreement. A duly executed Unit Purchase Agreement.

                  (d) Restated LLC Agreement. A duly executed Restated LLC Agreement with the LLC Agreement Exhibits attached.

         9.5. Deliveries by the Company. Prior to or on the Closing Date, the Company shall deliver to Trader the following, in the form and substance reasonably satisfactory to Trader and its counsel:

                  (a) Officer's Certificate. A certificate dated as of the Closing Date, executed by the President or Vice President of the Company, certifying that: (i) the representations and warranties of the Company contained in this Agreement are true and complete in all material respects (except for changes contemplated by this Agreement); and (ii) the Company has performed all of its obligations and complied with all of its covenants set forth in this Agreement to be performed or complied with by it in all material respects on or prior to the Closing Date.

                  (b) License Agreement. A duly executed License Agreement.

                  (c) Data Contribution Agreement. A duly executed ADP Data Contribution Agreement, Trader Data Contribution Agreement, and Manheim Data Contribution Agreement.

                  (d) Unit Purchase Agreement. A duly executed Unit Purchase Agreement to ATCHI in the form attached as Exhibit D.

                  (e) Restated LLC Agreement. A duly executed Restated LLC Agreement with the LLC Agreement Exhibits attached.

10.      TERMINATION

         10.1. Method of Termination. This Agreement constitutes the binding and irrevocable agreement of the parties to consummate the transactions contemplated hereby, subject to and in accordance with the terms hereof, the consideration for which is (i) the covenants, representations and warranties set forth in this Agreement; and (ii) expenditures and obligations incurred and to be incurred by each of the parties hereto, in respect of this Agreement, and this Agreement may be terminated or abandoned only as follows:

                  (a) By the mutual consent of each of the parties hereto; or

                  (b) By any party, if any of the conditions set forth in
Section 8 to which the obligations of such party are subject, have not been fulfilled in all material respects or waived in writing, unless such fulfillment has been frustrated or made impossible by any act or failure to act of the party seeking to terminate this Agreement.

         10.2. Rights Upon Termination.

                  (a) In the event of a termination of this Agreement pursuant to Section 10.1(a), each party shall pay the costs and expenses incurred by it in connection with this Agreement, and no party (or any of its officers, directors, employees, agents, representatives or stockholders) shall be liable to any other party for any costs, expenses, damage or loss of anticipated profits hereunder.

                  (b) In the event of a termination of this Agreement pursuant to Section 10.1(b) and if a party shall be in breach of any material provision of this Agreement, each other party not so in breach of this Agreement shall have all rights and remedies available at law or in equity.

11.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND
         INDEMNIFICATION

         11.1. Representations and Warranties. All representations, warranties and covenants contained in this Agreement and the Related Agreements shall be deemed continuing representations, warranties and covenants and shall survive the Closing Date; provided that the representations and warranties shall survive until the earlier of (a) the first anniversary of the Closing Date or (b) the date upon which the Securities and Exchange Commission first declares effective any registration statement with respect to any class of securities of the Company (or its corporate successor). The indemnification described in Sections
11.2 through 11.5 shall be the exclusive remedy of the parties for the matters addressed therein.

         11.2. Indemnification by Trader. Trader agrees to indemnify and hold harmless the Company, Manheim and ADP against and with respect to:

                  (a) Any and all losses, liabilities or damages incurred or suffered by the Company, Manheim or ADP or any of their affiliates, shareholders, partners, members, directors, officers, employees or representatives, arising out of, based on or resulting from any untrue representation, breach of warranty or nonfulfillment of any covenant by Trader contained herein or in any certificate, document or instrument delivered by Trader to the Company, Manheim or ADP hereunder;

                  (b) Any and all obligations of Trader not assumed by the Company pursuant to the terms hereof;

                  (c) Any and all losses, liabilities or damages incurred or suffered by the Company, Manheim or ADP, or any of their affiliates, shareholders, directors, officers, employees or representatives, arising out of, based on or resulting from Trader's ownership of the Contributed Assets or Licensed Rights prior to the Closing Date, and any and all liabilities arising under the Dealer Contracts or the General Contracts which relate to events or matters arising or occurring prior to the Closing Date, whether or not disclosed in the Schedules hereto;

                  (d) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

         11.3. Indemnification by Manheim. Manheim agrees to indemnify and hold harmless the Company, ADP and Trader against and with respect to:

                  (a) Any and all losses, liabilities or damages incurred or suffered by the Company, ADP or Trader, or any of their affiliates, shareholders, partners, members, directors, officers, employees or representatives, arising out of, based on or resulting from any untrue representation, breach of warranty or nonfulfillment of any covenant by Manheim contained herein or in any certificate, document or instrument delivered by Manheim to the Company, ADP or Trader hereunder;

                  (b) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

         11.4. Indemnification by ADP. ADP agrees to indemnify and hold harmless the Company, Manheim and Trader against and with respect to:

                  (a) Any and all losses, liabilities or damages incurred or suffered by the Company, Manheim or Trader, or any of their affiliates, shareholders, partners, members, directors, officers, employees or representatives, arising out of, based on or resulting from any untrue representation, breach of warranty or nonfulfillment of any covenant by ADP contained herein or in any certificate, document or instrument delivered by ADP to the Company, Manheim or Trader hereunder;

                  (b) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

         11.5. Indemnification by the Company. The Company agrees to indemnify and hold harmless Trader, Manheim and ADP against and with respect to:

                  (a) Any and all losses, liabilities or damages incurred or suffered by Trader, Manheim or ADP, or any of their affiliates, shareholders, partners, members, directors, officers, employees or representatives, arising out of, based on or resulting from any untrue representation, breach of warranty or nonfulfillment of any covenant by the Company contained herein or in any certificate, document or instrument delivered by the Company to the Trader, Manheim or ADP hereunder;

                  (b) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity;

                  (c) Any and all losses, liabilities or damages incurred or suffered by Trader as a result of or related to (i) the termination of the Excluded General Contracts, (ii) the breach of such Excluded General Contracts (but only to the extent such breaches relate to Trader's inability to perform its obligations from and after Closing), and (iii) the Company's inability or failure to assume, pay, discharge and/or perform the obligations and liabilities accruing (or the performance of which is due) under the Assigned General Contracts after the Closing.

         11.6. Procedure for Indemnification. The procedure for indemnification shall be as follows:

                  (a) The party claiming indemnification (the "Claimant") shall give notice to the party from whom indemnification is claimed (the "Indemnifying Party") of any claim, whether between the parties or brought by a third party, specifying (i) the factual basis for such claim; and (ii) the amount of the claim, if ascertainable. If the claim relates to an action, suit or proceeding filed by a third party against Claimant, such notice shall be given promptly by Claimant to the Indemnifying Party after written notice of such action, suit or proceeding is received by Claimant. Nothing in this Agreement shall be construed to limit the indemnities contained in this Section 11 to matters involving third party claims or disputes.

                  (b) Following receipt of notice from the Claimant of a claim, the Indemnifying Party shall have 30 days to make such investigation of the claim as the Indemnifying Party deems necessary or desirable. For the purposes of such investigation, the Claimant agrees to make available to the Indemnifying Party and/or its authorized representative(s) the information relied upon by the Claimant to substantiate the claim. If the Claimant and the Indemnifying Party agree at or prior to the expiration of said 30-day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, the Indemnifying Party shall immediately pay to the Claimant the full amount of the claim. If the Claimant and the Indemnifying Party do not agree within said period (or any mutually agreed upon extension thereof), the Claimant may seek appropriate legal remedy.

                  (c) With respect to any claim by a third party as to which the Claimant is entitled to indemnification hereunder, the Indemnifying Party shall have the right at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall cooperate fully with the Indemnifying Party, subject to reimbursement for actual out-of-pocket expenses incurred by the Claimant as the result of a request by the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. If the Indemnifying Party does not elect to assume control or otherwise participate in the defense of any third party claim, it shall be bound by the results obtained by the Claimant with respect to such claim.

                  (d) If a claim, whether between the parties or by a third party, requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible.

                  (e) The indemnification rights provided in Sections 11.2 and
11.3 shall extend to the affiliates, shareholders, partners, directors, officers, employees and representatives of the Claimant, although, for the purpose of the procedures set forth in this Section 11.6, any indemnification claims by such parties shall be made by and through the Claimant.

         11.7. Investigation. Any investigation made at any time by or on behalf of any party hereto shall not diminish in any respect whatsoever such party's right to rely on the representations, warranties, covenants and agreements made by or on behalf of any other party herein or pursuant to this Agreement.

12.      MISCELLANEOUS

         12.1. Further Assurances. Each party hereto shall execute and deliver all such other documents and do all such other acts and things as may be reasonably necessary to more fully effectuate this Agreement and the transactions contemplated hereby.

         12.2. Notices. All notices and other communications hereunder shall be
(a) in writing; (b) delivered by telecopy, by commercial overnight or same-day delivery service with all delivery costs paid by sender, or by registered or certified mail with postage prepaid, return receipt requested; (c) deemed given on the date and at the time shown on the telecopy confirmation of receipt (if delivered by telecopy), on the date and at the time (if recorded) of delivery by the commercial delivery service, as shown in the records thereof (if delivered by commercial overnight or same-day delivery service), or on the date shown on the return receipt (if delivered by registered or certified mail); and (d) addressed to the parties at their addresses specified on the signature page to this Agreement (or at such other address for a party as shall be specified by like notice).

         12.3. Waiver. Any waiver of any terms or conditions of this Agreement shall be in writing and shall not operate as a waiver of any other breach of such terms or conditions or any other term or condition, nor shall any failure to enforce any provision of this Agreement operate as a waiver of such provision or of any other provision of this Agreement.

         12.4. Captions; Partial Invalidity. The captions, section numbers and index appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Agreement, nor in any way affect this Agreement.

         12.5. Counterparts. This Agreement may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one complete set of such counterparts. Any counterpart of this Agreement which has attached to it separate signature pages, which together contain the signatures of all parties hereto, shall for all purposes be deemed a fully executed original.

         12.6. Reproductions. This Agreement and all other documents, instruments and agreements in the possession of the parties which relate hereto or thereto may be reproduced by the parties, and any such reproduction shall be admissible in evidence, with the same effect as the original itself, in any judicial or other administrative proceeding, whether the original is in existence. No party will object to the admission in evidence of any such reproduction, unless the objecting party reasonably believes that the reproduction does not accurately reflect the contents of the original and objects on that basis.

         12.7. Variations of Pronouns; Number; Gender. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons or entity may require. Whenever used herein the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.

         12.8. Governing Law; Construction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without regard to its conflict of laws provisions. The parties acknowledge and agree that they have been represented by counsel and that each of the parties has participated in the drafting of this Agreement. Accordingly, it is the intention and agreement of the parties that the language, terms and conditions of this Agreement are not to be construed in any way against or in favor of any party hereto by reason of the responsibilities in connection with the preparation of this Agreement.

         12.9. Third Parties. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any employee or creditor of any party hereto, nor any other person not a party hereto.

         12.10. Entire Agreement. This Agreement and all of the Related Agreements and exhibits attached hereto shall constitute the entire agreement of the parties hereto; all prior agreements between the parties, whether written or oral, are merged herein and shall be of no force and effect; and there are no restrictions, agreements, representations, warranties, arrangements, or undertakings, oral or written, between or among the parties relating to the transactions contemplated hereby which are not fully expressed or referred to herein. This Agreement cannot be changed, modified or discharged orally, but only by an agreement in writing, signed by the party against whom enforcement of the change, modification or discharge is sought.

         12.11. Benefit and Binding Effect. None of the parties hereto may assign the rights under or delegate any duties under this Agreement without the prior written consent of the other parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         12.12. Time of the Essence. Time shall be of the essence in interpreting the provisions of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

                                    COMPANY:

                                    AUTOCONNECT, L.L.C.


                                    By: /s/ Dennis Berry
                                       ---------------------------------------
                                    Name: Dennis Berry
                                         -------------------------------------
                                    Title: Member of Management Committee
                                          ------------------------------------

                                    Address for Notices:

                                    1400 Lake Hearn Drive, N.E.
                                    Atlanta, Georgia  30319
                                    Attention: Victor A. Perry, III
                                              --------------------------------
                                    Facsimile: (404) 843-7412
                                             ---------------------------------

                                    MANHEIM:

                                    MANHEIM AUCTIONS, INC.


                                    By: /s/ Dennis Berry
                                       ---------------------------------------
                                    Name: Dennis Berry
                                         -------------------------------------
                                    Title: President
                                          ------------------------------------

                                    Address for Notices:

                                    1400 Lake Hearn Drive, N.E.
                                    Atlanta, Georgia  30319
                                    Attention: G. Dennis Berry
                                              --------------------------------
                                    Facsimile: (404) 843-5755
                                              --------------------------------

                                    ADP:

                                    ADP, INC.


                                    By: /s/ Allan Stejskal
                                       ---------------------------------------
                                    Name: Allan Stejskal
                                         -------------------------------------
                                    Title: Vice President Dealer Services
                                          ------------------------------------

                                    Address for Notices:

                                    1950 Hassell Road
                                    Hoffman Estates, Illinois  60195
                                    Attention: President
                                              --------------------------------
                                    Facsimile: (847) 781-9873
                                              --------------------------------

                                    TRADER:

                                    TRADER PUBLISHING COMPANY


                                    By: /s/ Conrad M. Hall
                                       ---------------------------------------
                                    Name: Conrad M. Hall
                                         -------------------------------------
                                    Title: President
                                          ------------------------------------

                                    Address for Notices:

                                    100 West Plume Street
                                    Norfolk, Virginia  23510
                                    Attention:  Conrad M. Hall
                                    Facsimile:  (757) 640-4001
                                                     -------------------------

                                    COX:

                                    TPI, INC.


                                    By: /s/ Jay Smith
                                       ---------------------------------------
                                    Name: Jay Smith
                                         -------------------------------------
                                    Title: President
                                          ------------------------------------

                                    Address for Notices:

                                    1400 Lake Hearn Drive, N.E.
                                    Atlanta, Georgia  30319
                                    Attention: Jay Smith
                                              --------------------------------
                                    Facsimile: (404) 843-7928
                                              --------------------------------

                                    LANDMARK:

                                    LTM COMPANY, L.P.
                                    By:  LTM Holdings, Inc., General Partner
                                       ---------------------------------------


                                    By:   /s/ Guy R. Fridell, III
                                       ---------------------------------------
                                    Name:  Guy R. Fridell, III
                                       ---------------------------------------
                                    Title:  Vice President
                                          ------------------------------------

                                    Address for Notices:

                                    150 W. Brambleton Avenue
                                    Norfolk, Virginia 23510
                                    Attention:  Guy R. Friddell, III
                                    Facsimile:  (757) 664-2164

                             EXHIBITS AND SCHEDULES


Exhibit A         Restated LLC Agreement
Exhibit B         Form of License Agreement
Exhibit C         Form of Trader Data Contribution Agreement
Exhibit D         Form of ATCHI Unit Purchase Agreement
Exhibit D-1       Form of KPCB Unit Purchase Agreement
Exhibit E         Form of Manheim Data Contribution Agreement
Exhibit F         Form of Manheim/Trader Letter Agreement
Exhibit F-1       Form of additional Manheim/Trader Letter Agreement
Exhibit G         Form of ADP Data Contribution Agreement

                                   SCHEDULE 1
                                  DEFINED TERMS


                  "ACCRUED PAYROLL LIABILITIES" means the accrued payroll liabilities of Trader with respect to the Transferred Employees which are described on Schedule 3.7.

                  "ADP" means ADP, Inc., a Delaware corporation.

                  "AGREEMENT" means this Contribution Agreement, as it may be amended, modified, or supplemented from time to time in accordance with its terms.

                  "AUTOMOBILES" has the meaning given such term under the Data Contribution Agreement.

                  "AUTOMOTIVE DATA" has the meaning given such term under the Data Contribution Agreement with respect to Trader's data (but shall exclude data that is received from third parties and is subject to contractual restrictions that prevent Trader from providing it to the Company).

                  "AUTOMOTIVE PAGES" means Trader's Web pages/sites which are related predominantly to Automotive Data.

                  "CLAIMANT" has the meaning given in Section 11.4(a).

                  "CLOSING" means the consummation of the transactions contemplated by this Agreement in accordance with the provisions of Article 9.

                  "CLOSING DATE" means the date of the Closing specified in
Section 9.1.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder, or any subsequent legislative enactment thereof, as in effect from time to time.

                  "COMPANY" means AutoConnect, L.L.C., a Delaware limited liability company.

                  "COMPENSATION ARRANGEMENT" means any plan or compensation arrangement other than an Employee Plan, whether written or unwritten, which provides to employees, former employees, officers, independent contractors, directors and partners of Trader or any entity related to it (under the terms of Sections 414(b), (c), (m) or (o) of the Code) any compensation or other benefits, whether deferred or not, in excess of base salary or wages and excluding overtime pay, including, but not limited to, any bonus or incentive plan, stock rights plan, deferred compensation arrangement, life insurance, stock purchase plan, severance pay plan and any other perquisites and employee fringe benefit plan in connection with services rendered to or for the Business.

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                  "CONSENTS" means the Consents required in connection with the transfer and assignment of the Contributed Assets to the Company.

                  "CONTRIBUTED ASSETS" means all of the tangible and intangible assets that are to be contributed to the Company pursuant to Section 2.1(a).

                  "CONTRIBUTION UNITS" has the meaning given in Section 2.4.

                  "COX" means TPI, Inc., a Delaware corporation.

                  "DATA CONTRIBUTION AGREEMENT" has the meaning given in Section 9.2.

                  "DEALER CONTRACTS" has the meaning given in Section 2.1(a).

                  "DEALER WEB SITE SERVICES" has the meaning given in Section 2.1(a).

                  "EMPLOYEE PLAN" means any pension, retirement, profit-sharing, deferred compensation, vacation, severance, bonus, incentive, medical, vision, dental, disability, life insurance or any other employee benefit plan as defined in Section 3(3) of ERISA to which Trader or any entity related to any of Trader (under the terms of Sections 414(b), (c), (m) or (o) of the Code) contributes or to which any of such entities sponsors, maintains or otherwise is bound.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, as in effect from time to time.

                  "GENERAL CONTRACTS" has the meaning given in Section 2.1(a).

                  "INDEMNIFIABLE TAX DAMAGES" has the meaning given in Section 7.6.

                  "INDEMNIFYING PARTY" has the meaning given in Section 11.5(a).

                  "INITIAL OPERATING AGREEMENT" has the meaning given in the Recitals.

                  "LANDMARK" means LTM Company, L.P., a Virginia limited partnership.

                  "LICENSE AGREEMENT" has the meaning given in Section 2.1.

                  "LICENSE" has the meaning given in Section 2.1(b).

                  "LICENSED DOMAIN NAMES" has the meaning given in Section
2.1(b).

                  "LICENSED RIGHTS" has the meaning given in Section 2.1(b).

                  "MANHEIM" has the meaning given in the Restated LLC Agreement.

                  "MEMBERS" has the meaning given in the Restated LLC Agreement.


                  "MULTI-EMPLOYER PLAN" means a plan, as defined in ERISA
Section 3(37), to which Trader or any entity related to it (under the terms of Sections 414(b), (c), (m) or (o) of the Code) contributes or is required to contribute.

                  "NSI" means Network Solutions, Inc.

                  "ONLINE AUTOMOTIVE BUSINESS" has the meaning given in the Recitals.

                  "RELATED AGREEMENTS" means this Agreement, the Operating Agreement, the License Agreement, the ADP Data Contribution Agreement, Manheim Data Contribution Agreement and the Trader Data Contribution Agreement, the Unit Purchase Agreements, the Manheim/Trader Letter Agreements and all other agreements, documents, instruments and certificates to be executed and delivered pursuant hereto or in connection herewith.

                  "REPORTING PERIOD" has the meaning given in Section 7.6.

                  "RESTATED LLC AGREEMENT" means the Restated LLC Agreement of the Company among the Members to be entered into at the Closing, as it may be amended, modified, or supplemented from time to time in accordance with its terms.

                  "TAX" (and, with correlative meaning, "TAXES") means all federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, capital, transfer, employment, withholding and other taxes and assessments, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

                  "TAX RETURNS" means all federal, state, local and foreign income and franchise Tax returns and Tax reports (including any attached schedules) and other Tax statements and other similar filings required to be filed, including any information return, claim for refund, amended return, or declaration of estimated Tax.

                  "TRADEMARK LICENSE" has the meaning given in Section 2.1(b).

                  "TRADER" means Trader Publishing Company, a Virginia general partnership.

                  "TRANSFERRED EMPLOYEES" has the meaning given in Section
7.5(a).

                  "UNIT PURCHASE AGREEMENT" has the meaning given in Section
9.2.


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